UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                  May 19, 2005
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                        CHINA DIRECT TRADING CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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FLORIDA                             0-28331                   84-1047159
(State of Incorporation or    (Commission File Number)     (I.R.S. Employer
organization)                                               Identification No.)

                          12535 ORANGE DRIVE, SUITE 613
                              Davie, Florida 33330
                    (Address of principal executive offices)

                                 (954) 474-0224
              (Registrant's telephone number, including area code)

ITEM 7.01 REGULATION FD DISCLOSURE

Attached as Exhibit 99.1 is a press release issued by China Direct Trading Corporation about an interview of Howard Ullman, Chief Executive Officer and President of the CompanyThe information contained in this Current Report on Form 8-K or attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATES AND EXHIBITS

(c) EXHIBITS

The following exhibits are filed with this Report:

EXHIBIT # 99.1 May 19, 2005 Press Release issued by China Direct Trading Corp. regarding interview of Howard Ullman, CEO and President of China Direct Trading Corp., by Audiostocks.com.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CHINA DIRECT TRADING
                                        CORPORATION

                                        Date: May 19, 2005

                                        By: /s/ Howard Ullman
                                        Howard Ullman, Chief
                                        Executive Officer and
                                        President and Chairman